FIRST MANISTIQUE CORPORATION
           1997 DIRECTORS' STOCK OPTION PLAN

        Section 1.  Establishment and Purpose.

     First Manistique Corporation hereby establishes a stock option plan to be named the First Manistique
Corporation 1997 Directors' Stock Option Plan, for certain directors of the Company's banking subsidiaries. The purpose of the Plan is: (i) to provide a non-cash method of compensating directors that will directly promote the interests of the stockholders because the rewards made available to the directors would be directly related to the banking subsidiaries' returns on equity, and thereby indirectly related to the Company's return on equity and the price of its stock; and (ii) to aid the Company and its subsidiaries in competing with other enterprises for the services of new directors needed to help ensure the Company's continued progress.

               Section 2.  Definitions.

     (a)  Act means the Securities Exchange Act of
1934, as amended from time to time.

     (b) Administrator means the three most senior executive officers f the Company.

     (c)         Authority means the shares of Stock
       authorized for issuance pursuant to the Plan.

     (d) Average Equity means the average equity of the Subsidiary as computed in preparing the audited annual financial statements of the Company.

     (e)  Board of Directors means the Board of
Directors of the Company.

     (f) Company means First Manistique Corporation, a corporation organized and existing under the laws of the State of Michigan.

     (g)  Eligible Director means a director of a
          Subsidiary who is not otherwise an officer or employee of the Company or of any Subsidiary.
          If a person is a director of more than one
          Subsidiary, such person shall, for purposes of this Plan, be an Eligible Director only with respect to the Subsidiary having the largest amount of assets.

     (h) Effective Date means the date this Plan is approved by the Company's stockholders.

     (i)  Fair Market Value means, as long as the
          Common Stock is not actively traded in any recognized market, the average price per share at which shares of Common Stock were bought and sold during the three (3) preceding months in transactions known to management of the Company involving 100 or more shares between purchasers and sellers none of whom are directors or officers of the Company or any Subsidiary. If the shares of Common Stock are actively traded in any

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          recognized market, the "Fair Market Value" as
          used in the Plan shall mean the average of the last reported sales price of Common Stock as of the close of business for each of the last twenty (20) trading days ending the day immediately preceding the day as of which "Fair Market Value" is to be determined.

     (j)  Grant Date means, with respect to each
          Option, the day that an Eligible Director is granted the Option.

     (k)  Net Income means the net income of a
          Subsidiary as computed in preparing the
          audited annual financial statements of the Company.

     (l) Option means an option granted under this Plan to acquire Stock.

     (m) Optionee means the person to whom an Option is granted.

     (n) Option Agreement means an Agreement issued to each Eligible Director with respect to each Option.

     (o) Option Date means the first business day after an annual meeting of Stockholders with respect to each Option.

     (p) Permitted Transferee means either (i) the spouse, a child, or a grandchild of an Optionee (each an "Immediate Family Member"),
          (ii) a trust for the exclusive benefit of an Optionee and/or one or more Immediate Family
          Members, or (iii) a partnership or limited liability company whose only partners or members are an Optionee and/or one or more
          Immediate Family Members.

     (q)  Plan means the First Manistique Corporation
1997 Directors' Stock Option Plan.

     (r) Prior Year means the immediately preceding fiscal year of the Company.

     (s)  Post-Death Representative(s) means the
          executor(s) or administrator(s) of the
          Optionee's estate or the person or persons to whom the Optionee's rights under his or her Option pass by Optionee's will or the laws of descent and distribution.

     (t) ROE means the percentage obtained by dividing the Average Equity of a Subsidiary for a fiscal year into the Net Income of the Subsidiary for that fiscal year.

     (u) Rule 16b-3 means Rule 16b-3 promulgated by the Securities and Exchange Commission under the Act, as amended from time to time or any successor rule.

     (v)  Shares means shares of Stock.

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     (w)  Stock means authorized and unissued shares of
          common stock, no par value, of the Company and includes Shares which may be reacquired by the Company.

     (x) Subsidiary means any banking corporation in which the Company owns directly, or indirectly through subsidiaries, at least fifty percent (50%) of the total combined voting power of all classes of stock, or any other entity (including, but not limited to, partnerships and joint ventures) in which the Company owns at least fifty percent (50%) of the combined equity thereof.

     Any dispute as to the meaning of Average Equity, Net Income, or ROE shall be resolved by the independent public accountants then serving the Company.

              Section 3.  Administration.
     The Plan shall be administered on behalf of the Company by the Administrator. The Administrator may adopt, amend, and rescind from time to time such administrative rules, and may take from time to time such actions, with or without notice to affected
Optionees or Permitted Transferees, as the case may be, as the Administrator may deem appropriate to implement or interpret the provisions of this Plan or to exercise any authority, discretion, or power explicitly or implicitly granted to the Administrator under this Plan, provided that no such rules or actions may be inconsistent with the provisions of this Plan or Rule
16b-3, or any successor rule, under the Act (in the case of Optionees affected thereby). The Administrator may make rules or take action pursuant to this Section by any appropriate means.

      Section 4.  Shares Reserved Under the Plan.

     (a) The maximum number of Shares which may be issued in connection with Options granted hereunder is 200,000, less any Shares which are covered by, or issued pursuant to, awards granted under the First
Manistique Corporation Stock Compensation Plan (the
"Stock Compensation Plan"). At any time during the existence of the Plan, there shall be reserved for issuance upon the exercise of Options granted under the Plan an amount of Stock (subject to adjustment as provided in Section 10 hereof) equal to 200,000 Shares, less (i) the total number of Shares issued pursuant to all such exercises which shall have been made prior to such time, and (ii) the total number of Shares issued prior to such time pursuant to awards granted under the Stock Compensation Plan.

     (b) When an Option is granted, the total number of Shares issuable upon complete exercise thereof shall be charged against the maximum number of Shares of the Authority. When the Option is exercised, no additional charge shall be made against the Authority. If an exercise price is paid in Shares owned by the Optionee or the Permitted Transferee, as the case may be, such Shares shall not be added to the Authority.

     (c) If an Option terminates in whole in part, by expiration or for any other reason except exercise of such Option, the Shares previously charged to the Authority upon grant of the Option shall be restored to the Authority, and shall again be available for issuance under the

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Authority, for as long as such
Authority continues, as if such Shares had never been subject to an Option.

           Section 5.  Granting of Options.

     Each person who is an Eligible Director on the Option Date in 1998, and each person who is an Eligible
Director in each subsequent year on the Option Date, shall receive an Option to acquire Shares at the Fair
Market Value on such date in accordance with the following schedule:

           * if the Subsidiary's ROE for the Prior Year was less than 13%, No Shares;

           * if the Subsidiary's ROE for the Prior Year was 13% but less than 14%, 200 Shares;

           * if the Subsidiary's ROE for the Prior Year was 14% but less than 15%, 300 Shares;

           * if the Subsidiary's ROE for the Prior Year was 15% or greater, 400 Shares.

References in this Section 5 to Subsidiary relate to the Subsidiary of which the Eligible Director served as a director during the prior year.

             Section 6.  Terms of Options.

     Notwithstanding any other provisions of the Plan, each Option shall be evidenced by an Option Agreement, which shall include the substance of the following terms and conditions:

     (a) The option price for each Share covered by an Option shall be an amount equal to one hundred percent (100%) of the Fair Market
          Value of a Share on the Grant Date of such Option.

     (b)  The Option by its terms shall not be
          transferable by the Optionee otherwise than by will or by the laws of descent and distribution; provided, however, an Option may be transferred, without consideration, to a Permitted Transferee if the Optionee satisfies such conditions to the transfer as may be required by the Administrator. A
          Permitted Transferee shall succeed to all rights and benefits (except any right to further transfer of the Option) and be subject to all obligations and limitations applicable to the original Optionee.
          However, such rights and benefits (except any right to further transfer of the Option), and obligations and limitations shall be determined as if the original Optionee continued to hold the Option, whereby provisions of this Plan dealing with termination of service or death of an Optionee will continue to refer to the original Optionee regardless of whether an Option has been transferred to a Permitted
          Transferee.  The Company shall have no
          obligation to notify a Permitted Transferee of the termination of

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          service or death of an
          Optionee. The designation of a beneficiary entitled to exercise an Option upon the Optionee's death does not constitute a transfer. The Option shall be exercisable, during the Optionee's lifetime, only by the Optionee or a Permitted Transferee, as the case may be.

     (c) Options shall become fully exercisable on the first anniversary of the Grant Date. No
          Option shall be exercisable after the
          expiration of ten years from the Grant Date.
          Notwithstanding the foregoing, if the
          Optionee dies before his or her service as a director terminates, the Option shall be exercisable as to all Shares, to the extent not previously exercised.

     (d) The Option shall not be exercisable after the earlier of (i) the last day of the thirty-sixth month after the month in which the Optionee's service as a director terminates for any reason or (ii) the expiration of ten years from the Grant Date.

      Section 7.  No Right to Remain a Director.

     The grant of an Option shall not create any right in any person to remain as a director of the Company.

            Section 8.  Exercise of Option.

     (a) An Option shall be exercisable only (1) upon payment to the Company on the exercise date of cash in the full amount of the option price of the Shares with respect to which the Option is exercised, (2) upon delivery to the Company on the exercise date of certificates representing unencumbered Shares, owned by the Optionee or the Permitted Transferee, as the case may be, having a Fair Market Value, on the last trading date preceding such exercise and delivery, equal to the full amount of the purchase price of the Shares with respect to which the Option is exercised, or (3) a combination of (1) and (2), except that (i) any portion of the exercise price representing a fraction of a Share shall in any event be paid in cash, and (ii) no Shares of Stock which have been held for less than six months may be delivered in payment of the exercise price of an Option. If and to the extent determined by the Administrator, in its sole discretion, at or after the Grant Date, payment in full or in part may also be made by reduction in the number of Shares issuable upon exercise of the Option based on the Fair Market Value of the Stock on the last trading date preceding the exercise.

     (b) An Optionee or Permitted Transferee, as the case may be, shall have none of the rights of a stockholder with respect to Shares subject to the Option until Shares are issued to the Optionee or Permitted Transferee upon the exercise of an Option.

            Section 9.  General Provisions.

     The Company shall not be required to issue or deliver any certificate for Shares to an Optionee or Permitted Transferee, as the case may be, upon the exercise of an Option prior to:

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     (a)  If requested by the Company, the filing with
          the Company by the Optionee, the Permitted
          Transferee or the Optionee's Post-Death
          Representative, as the case may be, of a representation in writing that at the time of such exercise it is their then present intention to acquire the Shares being purchased for investment and not for resale, and/or the completion of any registration or other qualification of such Shares under any state or federal laws or rulings or regulations of any governmental regulatory body, which the Company shall determine to be necessary or advisable; and

     (b) The obtaining of any other consent, approval, or permit from any state or federal governmental agency which the Administrator shall, in the Administrator's absolute discretion upon the advice of counsel, determine to be necessary or advisable.

          Section 10.  Adjustment Provisions.

     In the event any stock dividend is declared upon the Stock or in the event outstanding Shares of Stock shall be changed into or exchanged for a different number, class or kind of Shares of Stock or other securities of the Company or another corporation, whether by reason of a split or combination of shares, recapitalization, reclassification, reorganization, merger, consolidation, or otherwise, the maximum number of Shares of Stock which may be charged against the Authority shall be appropriately and proportionately adjusted and in any such event a corresponding adjustment shall be made changing the number, class or kind of Shares of Stock or other securities which are deliverable upon the exercise of any Option theretofore granted without change in the total price applicable to the unexercised portion of such Option, but with a corresponding adjustment in the price for each Share or other securities covered by the unexercised portion of such Option. In the event the Company is merged, consolidated, or reorganized with another corporation, appropriate provision shall be made for the continuance of outstanding Options with respect to shares of the succeeding parent corporation following a merger, or with respect to shares of the consolidated or reorganized corporation in the case of a consolidation or reorganization, and to prevent their dilution or enlargement compared to the total shares issuable therein in respect of the Stock. Adjustments under this Section 10 shall be made in an equitable manner by the Administrator, whose determination shall be conclusive and binding on all concerned.

  Section 11.  Duration, Amendment, and Termination.

     The Board of Directors may at any time terminate the Plan or make such amendments thereto as it shall deem advisable and in the best interests of the Company, without further action on the part of the Stockholders of the Company; provided, however, that no such termination or amendment shall, without the consent of the Optionee or Permitted Transferee, as the case may be, adversely affect or impair the rights of such Optionee or Permitted Transferee, as the case may be, and provided further, that, unless the Stockholders of the Company shall have first approved thereof, no amendment of this Plan shall be made whereby: (a) the total number of Shares which may be granted under the Plan to all individuals, or to any of them, shall be

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increased, except by operation of the adjustment
provisions of Section 10 hereof; (b) the term of the Options shall be extended; (c) the minimum option price shall be decreased; or (d) the class of eligible persons to whom options may be granted shall be changed. The period during which Options may be granted under the Authority shall terminate on the tenth anniversary of the Effective Date, unless the Plan earlier shall have been terminated as provided above.

        Section 12.  Date of Granting Options.

     All Options granted under the Plan shall be in writing and shall be granted as of a Grant Date.

          Section 13.  Stockholder Approval.

     The Plan is to be submitted for approval by the Stockholders of the Company at the 1997 annual meeting and shall be effective only upon receiving such approval.

              Section 14.  Miscellaneous.

     (a) Subject to the provisions of applicable federal law, the Plan shall be administered, construed and enforced according to the internal laws of the State of Michigan, excluding its conflict of law rules, and applicable federal law and in courts situated in the State of Michigan.

     (b) Transactions under this Plan are intended to comply with applicable conditions for exemption under Rule 16b-3. To the extent any provision of this Plan or action by the Administrator fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Administrator.

     (c) The invalidity of any particular provision herein shall not invalidate all or any part of the remainder of the Plan, but such remainder shall be and remain valid in all respects as fully as the law will permit.